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The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

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Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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Z_HV0511_MKT - CF - 1 - AX - 20 CPR

LIBOR_1MO=3.570000, MTA_1YR=2.865

20 CPR

Period

Date

  Excess Spread

0 1 2	31-Aug-05 19-Sep-05 19-Oct-05	0 2.69862 1.42383
3	19-Nov-05	1.28879
4	19-Dec-05	1.42066
5	19-Jan-06	1.28546
6	19-Feb-06	1.28375
7	19-Mar-06	1.68307
8 9 10	19-Apr-06 19-May-06 19-Jun-06	1.28024 1.41225 1.27661
11	19-Jul-06	1.40867
12 13 14	19-Aug-06 19-Sep-06 19-Oct-06	1.27282 1.27086 1.403
15	19-Nov-06	1.26684
16	19-Dec-06	1.39904
17	19-Jan-07	1.26268
18	19-Feb-07	1.26055
19	19-Mar-07	1.6618
20 21 22	19-Apr-07 19-May-07 19-Jun-07	1.25617 1.38854 1.25163
23	19-Jul-07	1.38407
24 25 26	19-Aug-07 19-Sep-07 19-Oct-07	1.2469 1.24445 1.37698
27	19-Nov-07	1.23943
28	19-Dec-07	1.37204
29	19-Jan-08	1.23423
30	19-Feb-08	1.23156
31	19-Mar-08	1.49974
32 33 34	19-Apr-08 19-May-08 19-Jun-08	1.22607 1.35889 1.22039
35	19-Jul-08	1.3533
36 37 38	19-Aug-08 19-Sep-08 19-Oct-08	1.21446 1.2114 1.34441
39	19-Nov-08	1.20507
40	19-Dec-08	1.33813
41	19-Jan-09	1.19845
42	19-Feb-09	1.19502
43	19-Mar-09	1.60472
44 45	19-Apr-09 19-May-09	1.19505 1.33162
46	19-Jun-09	1.19508
47	19-Jul-09	1.33165
48 49 50	19-Aug-09 19-Sep-09 19-Oct-09	1.1951 1.19512 1.3317
51	19-Nov-09	1.19515
52	19-Dec-09	1.33173
53	19-Jan-10	1.1952
54	19-Feb-10	1.19522
55	19-Mar-10	1.60493
56 57 58	19-Apr-10 19-May-10 19-Jun-10	1.19527 1.33185 1.19532
59	19-Jul-10	1.33191
60 61 62	19-Aug-10 19-Sep-10 19-Oct-10	1.19535 1.19537 1.33195
63	19-Nov-10	1.19541
64	19-Dec-10	1.332
65	19-Jan-11	1.19546
66	19-Feb-11	1.19548
67	19-Mar-11	1.60519
68 69 70	19-Apr-11 19-May-11 19-Jun-11	1.19553 1.33211 1.19557
71	19-Jul-11	1.33216
72 73 74	19-Aug-11 19-Sep-11 19-Oct-11	1.19562 1.19564 1.33223
75	19-Nov-11	1.19569
76	19-Dec-11	1.33227
77	19-Jan-12	1.19574
78	19-Feb-12	1.19576
79	19-Mar-12	1.46891
80 81 82	19-Apr-12 19-May-12 19-Jun-12	1.19581 1.33239 1.19586
83	19-Jul-12	1.33244
84 85 86	19-Aug-12 19-Sep-12 19-Oct-12	1.19591 1.19593 1.33252
87	19-Nov-12	1.19598
88	19-Dec-12	1.33257
89	19-Jan-13	1.19603
90	19-Feb-13	1.19606
91	19-Mar-13	1.60577
92 93 94	19-Apr-13 19-May-13 19-Jun-13	1.19611 1.3327 1.19616
95	19-Jul-13	1.33275
96 97 98	19-Aug-13 19-Sep-13 19-Oct-13	1.19622 1.19624 1.33283
100	19-Dec-13	1.33289
101	19-Jan-14	1.19635
102	19-Feb-14	1.19638
103	19-Mar-14	1.60609
104 105 106	19-Apr-14 19-May-14 19-Jun-14	1.19644 1.33303 1.19649
107	19-Jul-14	1.33308
108 109 110	19-Aug-14 19-Sep-14 19-Oct-14	1.19655 1.19658 1.33317
111	19-Nov-14	1.19664
112	19-Dec-14	1.33323
113	19-Jan-15	1.1967
114	19-Feb-15	1.19673
115	19-Mar-15	1.60644
116 117 118	19-Apr-15 19-May-15 19-Jun-15	1.19679 1.33338 1.19685
119	19-Jul-15	1.33344
120 121 122	19-Aug-15 19-Sep-15 19-Oct-15	1.19691 1.19694 1.33354
123	19-Nov-15	0.79777
124	19-Dec-15	0.94724
125	19-Jan-16	0.79783
126	19-Feb-16	0.79786
127	19-Mar-16	1.09678
128 129 130	19-Apr-16 19-May-16 19-Jun-16	0.79793 0.9474 0.798
131	19-Jul-16	0.94747
132 133 134	19-Aug-16 19-Sep-16 19-Oct-16	0.79806 0.7981 0.94757
135	19-Nov-16	0.79817
136	19-Dec-16	0.94764
137	19-Jan-17	0.79824
138	19-Feb-17	0.79827
139	19-Mar-17	1.24663
140 141 142	19-Apr-17 19-May-17 19-Jun-17	0.79835 0.94782 0.79842
143	19-Jul-17	0.9479
144 145 146	19-Aug-17 19-Sep-17 19-Oct-17	0.79849 0.79853 0.94801
147	19-Nov-17	0.79861
148	19-Dec-17	0.94808
149	19-Jan-18	0.79868
150	19-Feb-18	0.79872
151	19-Mar-18	1.24708
152 153 154	19-Apr-18 19-May-18 19-Jun-18	0.7988 0.94828 0.79888
155	19-Jul-18	0.94836
156 157 158	19-Aug-18 19-Sep-18 19-Oct-18	0.79896 0.799 0.94848
159	19-Nov-18	0.79909
160	19-Dec-18	0.94857
161	19-Jan-19	0.79917
162	19-Feb-19	0.79921
163	19-Mar-19	1.24758
164 165 166	19-Apr-19 19-May-19 19-Jun-19	0.7993 0.94878 0.79939
167	19-Jul-19	0.94887
168 169 170	19-Aug-19 19-Sep-19 19-Oct-19	0.79948 0.79952 0.94901
171	19-Nov-19	0.79962
172	19-Dec-19	0.9491
173	19-Jan-20	0.79971
174	19-Feb-20	0.79976
175	19-Mar-20	1.09869
176 177 178	19-Apr-20 19-May-20 19-Jun-20	0.79986 0.94934 0.79995
179	19-Jul-20	0.94944
180 181 182	19-Aug-20 19-Sep-20 19-Oct-20	0.80005 0.8001 0.9496
183	19-Nov-20	0.80021
184	19-Dec-20	0.9497
185	19-Jan-21	0.80031
186	19-Feb-21	0.80037
187	19-Mar-21	1.24874
188 189 190	19-Apr-21 19-May-21 19-Jun-21	0.80047 0.94997 0.80058
191	19-Jul-21	0.95008
192 193 194	19-Aug-21 19-Sep-21 19-Oct-21	0.8007 0.80075 0.95025
195	19-Nov-21	0.80087
196	19-Dec-21	0.95037
197	19-Jan-22	0.80099
198	19-Feb-22	0.80105
199	19-Mar-22	1.24943
200 201 202	19-Apr-22 19-May-22 19-Jun-22	0.80117 0.95067 0.80129
203	19-Jul-22	0.9508
204	19-Aug-22	0.80142
205 206	19-Sep-22 19-Oct-22	0.80149 0.95099
207	19-Nov-22	0.80162
208	19-Dec-22	0.95112
209	19-Jan-23	0.80175
210	19-Feb-23	0.80182
211	19-Mar-23	1.25021
212 213 214	19-Apr-23 19-May-23 19-Jun-23	0.80196 0.95147 0.8021
215	19-Jul-23	0.95161
216 217 218	19-Aug-23 19-Sep-23 19-Oct-23	0.80225 0.80232 0.95184
219	19-Nov-23	0.80247
220	19-Dec-23	0.95199
221	19-Jan-24	0.80263
222	19-Feb-24	0.80271
223	19-Mar-24	1.10167
224 225 226	19-Apr-24 19-May-24 19-Jun-24	0.80287 0.95239 0.80304
227	19-Jul-24	0.95256
228 229 230	19-Aug-24 19-Sep-24 19-Oct-24	0.8032 0.80329 0.95282
231	19-Nov-24	0.80347
232	19-Dec-24	0.953
233	19-Jan-25	0.80365
234	19-Feb-25	0.80374
235	19-Mar-25	1.25215
236 237 238	19-Apr-25 19-May-25 19-Jun-25	0.80393 0.95346 0.80412
239	19-Jul-25	0.95366
240 241 242	19-Aug-25 19-Sep-25 19-Oct-25	0.80432 0.80443 0.95397
243	19-Nov-25	0.80463
244	19-Dec-25	0.95418
245	19-Jan-26	0.80485
246	19-Feb-26	0.80496
247	19-Mar-26	1.25338
248 249 250	19-Apr-26 19-May-26 19-Jun-26	0.80519 0.95474 0.80542
251	19-Jul-26	0.95497
252 253 254	19-Aug-26 19-Sep-26 19-Oct-26	0.80566 0.80578 0.95534
255	19-Nov-26	0.80603
256	19-Dec-26	0.9556
257	19-Jan-27	0.80629
258	19-Feb-27	0.80643
259	19-Mar-27	1.25487
260 261 262	19-Apr-27 19-May-27 19-Jun-27	0.8067 0.95628 0.80699
263	19-Jul-27	0.95657
264 265 266	19-Aug-27 19-Sep-27 19-Oct-27	0.80728 0.80743 0.95702
267	19-Nov-27	0.80775
268	19-Dec-27	0.95734
269	19-Jan-28	0.80807
270	19-Feb-28	0.80824
271	19-Mar-28	1.10728
272 273 274	19-Apr-28 19-May-28 19-Jun-28	0.80858 0.95819 0.80894
275	19-Jul-28	0.95856
276 277 278	19-Aug-28 19-Sep-28 19-Oct-28	0.80931 0.8095 0.95913
279	19-Nov-28	0.8099
280	19-Dec-28	0.95954
281	19-Jan-29	0.81031
282	19-Feb-29	0.81053
283	19-Mar-29	1.25905
284 285 286	19-Apr-29 19-May-29 19-Jun-29	0.81097 0.96064 0.81144
287	19-Jul-29	0.96111
288 289 290	19-Aug-29 19-Sep-29 19-Oct-29	0.81193 0.81218 0.96187
291	19-Nov-29	0.81271
292	19-Dec-29	0.96241
293	19-Jan-30	0.81326
294	19-Feb-30	0.81355
295	19-Mar-30	1.26213
296 297 298	19-Apr-30 19-May-30 19-Jun-30	0.81415 0.96389 0.81478
299	19-Jul-30	0.96454
300 301 302	19-Aug-30 19-Sep-30 19-Oct-30	0.81545 0.8158 0.96559
303	19-Nov-30	0.81653
304	19-Dec-30	0.96634
305	19-Jan-31	0.81731
306	19-Feb-31	0.81771
307	19-Mar-31	1.26641
308 309 310	19-Apr-31 19-May-31 19-Jun-31	0.81857 0.96844 0.81948
311	19-Jul-31	0.96939
312 313 314	19-Aug-31 19-Sep-31 19-Oct-31	0.82046 0.82098 0.97093
315	19-Nov-31	0.82207
316	19-Dec-31	0.97207
317	19-Jan-32	0.82325
318	19-Feb-32	0.82387
319	19-Mar-32	1.12336
320 321 322	19-Apr-32 19-May-32 19-Jun-32	0.8252 0.97532 0.82664
323	19-Jul-32	0.97683
324 325 326	19-Aug-32 19-Sep-32 19-Oct-32	0.82822 0.82907 0.97936
327	19-Nov-32	0.83088
328	19-Dec-32	0.98127
329	19-Jan-33	0.83289
330	19-Feb-33	0.83397
331	19-Mar-33	1.28332
332 333 334	19-Apr-33 19-May-33 19-Jun-33	0.83632 0.987 0.83896
335	19-Jul-33	0.9898
336 337 338	19-Aug-33 19-Sep-33 19-Oct-33	0.84193 0.84357 0.9947
339	19-Nov-33	0.84719
340	19-Dec-33	0.99858
341	19-Jan-34	0.85136
342	19-Feb-34	0.8537
343	19-Mar-34	1.30434
344 345 346	19-Apr-34 19-May-34 19-Jun-34	0.85898 1.01134 0.86527
347	19-Jul-34	1.01823
348 349 350	19-Aug-34 19-Sep-34 19-Oct-34	0.87287 0.87731 1.0316
351	19-Nov-34	0.88785
352	19-Dec-34	1.04348
353	19-Jan-35	0.90139
354	19-Feb-35	0.90972
355	19-Mar-35	1.36726
356 357 358	19-Apr-35 19-May-35 19-Jun-35	0.93093 1.09395 0.96069
359	19-Jul-35	1.1265
360 361 362	19-Aug-35 19-Sep-35 19-Oct-35	0.98546 0.98613 1.13554
363	19-Nov-35	0.98668
364	19-Dec-35	1.13609
365	19-Jan-36	0.98726
366	19-Feb-36	0.98757
367	19-Mar-36	1.28607
368 369 370	19-Apr-36 19-May-36 19-Jun-36	0.9882 1.1376 0.98886
371	19-Jul-36	1.13827
372 373 374	19-Aug-36 19-Sep-36 19-Oct-36	0.98957 0.98993 1.13933
375	19-Nov-36	0.99069
376	19-Dec-36	1.14009
377	19-Jan-37	0.9915
378	19-Feb-37	0.99192
379	19-Mar-37	1.43923
380 381 382	19-Apr-37 19-May-37 19-Jun-37	0.9928 1.14219 0.99373
383	19-Jul-37	1.14312
384 385 386	19-Aug-37 19-Sep-37 19-Oct-37	0.99471 0.99523 1.14461
387	19-Nov-37	0.99631
388	19-Dec-37	1.14569
389	19-Jan-38	0.99745
390	19-Feb-38	0.99805
391	19-Mar-38	1.44496
392 393 394	19-Apr-38 19-May-38 19-Jun-38	0.9993 1.14869 1.00064
395	19-Jul-38	1.15002
396 397 398	19-Aug-38 19-Sep-38 19-Oct-38	1.00207 1.00281 1.1522
399	19-Nov-38	1.00438
400	19-Dec-38	1.15377
401	19-Jan-39	1.00606
402	19-Feb-39	1.00695
403	19-Mar-39	1.45329
404 405 406	19-Apr-39 19-May-39 19-Jun-39	1.00881 1.1582 1.0108
407	19-Jul-39	1.1602
408 409 410	19-Aug-39 19-Sep-39 19-Oct-39	1.01294 1.01407 1.16348
411	19-Nov-39	1.01645
412	19-Dec-39	1.16588
413	19-Jan-40	1.01903
414	19-Feb-40	1.02039
415	19-Mar-40	1.31787
416	19-Apr-40	1.02327
417 418	19-May-40 19-Jun-40	1.17274 1.02639
419	19-Jul-40	1.17588
420 421 422	19-Aug-40 19-Sep-40 19-Oct-40	1.02978 1.03158 1.18111
423	19-Nov-40	1.03541
424	19-Dec-40	1.18499
425	19-Jan-41	1.03959
426	19-Feb-41	1.04182
427	19-Mar-41	1.4861
428 429 430	19-Apr-41 19-May-41 19-Jun-41	1.0466 1.19631 1.05184
431	19-Jul-41	1.20163
432 433 434	19-Aug-41 19-Sep-41 19-Oct-41	1.05761 1.06071 1.21065
435	19-Nov-41	1.0674
436	19-Dec-41	1.21747
437	19-Jan-42	1.07484
438	19-Feb-42	1.07886
439	19-Mar-42	1.52131
440 441 442	19-Apr-42 19-May-42 19-Jun-42	1.08762 1.23816 1.09745
443	19-Jul-42	1.24825
444 445 446	19-Aug-42 19-Sep-42 19-Oct-42	1.10854 1.11463 1.26596
447	19-Nov-42	1.12806
448	19-Dec-42	1.27987
449	19-Jan-43	1.14347
450	19-Feb-43	1.15204
451	19-Mar-43	1.59189
452 453 454	19-Apr-43 19-May-43 19-Jun-43	1.17126 1.32493 1.19379
455	19-Jul-43	1.34865
456 457 458	19-Aug-43 19-Sep-43 19-Oct-43	1.22054 1.23586 1.3933
459	19-Nov-43	1.27138
460	19-Dec-43	1.43141
461	19-Jan-44	1.31526
462	19-Feb-44	1.34128
463	19-Mar-44	1.64423
464 465 466	19-Apr-44 19-May-44 19-Jun-44	1.40427 1.57726 1.48762
467	19-Jul-44	1.67147
468 469	19-Aug-44 19-Sep-44	1.60279 1.67848
470	19-Oct-44	1.89555
471	19-Nov-44	1.88964
472	19-Dec-44	2.15799
473	19-Jan-45	2.25074
474	19-Feb-45	2.54758
475	19-Mar-45	3.15121
476 477 478	19-Apr-45 19-May-45 19-Jun-45	3.28904 4.1897 4.33938
479	19-Jul-45	3.93753